UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 28, 2014

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2014, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the third quarter of 2014, which is furnished herewith as Exhibit 99.

This Current Report on Form 8-K includes supplemental unaudited historical "Cost of sales" and "Selling, general and administrative expenses" information.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

 Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated October 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2014

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	September 28, 2014	June 29, 2014	September 29, 2013
NET SALES	$4,890	$4,835	$4,266
Cost of sales (b)	3,606	3,630	3,185
GROSS MARGIN	1,284	1,205	1,081

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses (b)	529	513	464
Research, development and engineering expenses	198	179	173
Equity, royalty and interest income from investees (Note 1)	99	105	91
Other operating income (expense), net	3	(6)	(11)
OPERATING INCOME	659	612	524

Interest income	6	6	6
Interest expense	15	15	8
Other income, net	19	39	6
INCOME BEFORE INCOME TAXES	669	642	528

Income tax expense (Note 2)	230	170	154
CONSOLIDATED NET INCOME	439	472	374

Less: Net income attributable to noncontrolling interests	16	26	19
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$423	$446	$355

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.32	$2.44	$1.91
Diluted	$2.32	$2.43	$1.90

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	182.2	182.8	186.0
Diluted	182.7	183.2	186.5

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.78	$0.625	$0.625

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.
(b) We revised the classification of certain amounts for "Cost of sales" and "Selling, general and administrative expenses." See supplemental schedules for additional information.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	September 28, 2014	September 29, 2013
NET SALES	$14,131	$12,713
Cost of sales (b)	10,543	9,570
GROSS MARGIN	3,588	3,143

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses (b)	1,527	1,344
Research, development and engineering expenses	567	532
Equity, royalty and interest income from investees (Note 1)	294	281
Other operating income (expense), net	(4)	—
OPERATING INCOME	1,784	1,548

Interest income	17	21
Interest expense	47	22
Other income, net	68	25
INCOME BEFORE INCOME TAXES	1,822	1,572

Income tax expense (Note 2)	553	445
CONSOLIDATED NET INCOME	1,269	1,127

Less: Net income attributable to noncontrolling interests	62	76
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,207	$1,051

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$6.59	$5.61
Diluted	$6.58	$5.60

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	183.1	187.4
Diluted	183.5	187.8

CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.03	$1.625

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.
(b) We revised the classification of certain amounts for "Cost of sales" and "Selling, general and administrative expenses." See supplemental schedules for additional information.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	September 28, 2014	December 31, 2013
ASSETS
Current assets
Cash and cash equivalents	$2,328	$2,699
Marketable securities	53	150
Total cash, cash equivalents and marketable securities	2,381	2,849
Accounts and notes receivable, net	3,059	2,649
Inventories	2,833	2,381
Prepaid expenses and other current assets	795	760
Total current assets	9,068	8,639
Long-term assets
Property, plant and equipment	6,899	6,410
Accumulated depreciation	(3,435)	(3,254)
Property, plant and equipment, net	3,464	3,156
Investments and advances related to equity method investees	981	931
Goodwill	465	461
Other intangible assets, net	346	357
Prepaid pensions	701	514
Other assets	619	670
Total assets	$15,644	$14,728

LIABILITIES
Current liabilities
Loans payable	$78	$17
Accounts payable (principally trade)	1,930	1,557
Current maturities of long-term debt	27	51
Current portion of accrued product warranty	351	360
Accrued compensation, benefits and retirement costs	507	433
Deferred revenue	328	285
Taxes payable (including taxes on income)	134	99
Other accrued expenses	683	566
Total current liabilities	4,038	3,368
Long-term liabilities
Long-term debt	1,584	1,672
Pensions	234	232
Postretirement benefits other than pensions	333	356
Other liabilities and deferred revenue	1,358	1,230
Total liabilities	7,547	6,858

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.3 and 222.3 shares issued	2,125	2,099
Retained earnings	9,243	8,406
Treasury stock, at cost, 39.6 and 35.6 shares	(2,779)	(2,195)
Common stock held by employee benefits trust, at cost, 1.1 and 1.3 shares	(14)	(16)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(583)	(611)
Other	(244)	(173)
Total accumulated other comprehensive loss	(827)	(784)
Total Cummins Inc. shareholders’ equity	7,748	7,510
Noncontrolling interests	349	360
Total equity	8,097	7,870
Total liabilities and equity	$15,644	$14,728
 (a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Nine months ended
In millions	September 28, 2014	September 29, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,269	$1,127
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	330	305
Gain on fair value adjustment for consolidated investees	(38)	(12)
Deferred income taxes	(37)	78
Equity in income of investees, net of dividends	(103)	(98)
Pension contributions in excess of expense	(154)	(96)
Other post-retirement benefits payments in excess of expense	(22)	(20)
Stock-based compensation expense	27	29
Excess tax benefits on stock-based awards	(5)	(13)
Translation and hedging activities	(19)	26
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(236)	(216)
Inventories	(302)	(206)
Other current assets	(6)	182
Accounts payable	316	252
Accrued expenses	162	(146)
Changes in other liabilities and deferred revenue	184	147
Other, net	22	(6)
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,388	1,333

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(409)	(417)
Investments in internal use software	(40)	(43)
Investments in and advances to equity investees	(39)	(12)
Acquisitions of businesses, net of cash acquired	(266)	(145)
Investments in marketable securities—acquisitions	(213)	(360)
Investments in marketable securities—liquidations	316	433
Cash flows from derivatives not designated as hedges	—	(15)
Other, net	11	14
Net cash used in investing activities	(640)	(545)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	39	987
Payments on borrowings and capital lease obligations	(72)	(62)
Net (payments) borrowings under short-term credit agreements	(41)	34
Distributions to noncontrolling interests	(52)	(53)
Dividend payments on common stock	(370)	(305)
Repurchases of common stock	(605)	(289)
Excess tax benefits on stock-based awards	5	13
Other, net	(3)	19
Net cash (used in) provided by financing activities	(1,099)	344
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(20)	(2)
Net (decrease) increase in cash and cash equivalents	(371)	1,130
Cash and cash equivalents at beginning of year	2,699	1,369
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,328	$2,499

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Components	Power Generation	Distribution		Non-segment Items(1)	Total
	Three months ended September 28, 2014
	External sales	$2,181	$946	$481	$1,282		$—	$4,890
	Intersegment sales	635	341	273	10		(1,259)	—
	Total sales	2,816	1,287	754	1,292		(1,259)	4,890
	Depreciation and amortization(2)	50	27	13	22		—	112
	Research, development and engineering expenses	114	64	18	2		—	198
	Equity, royalty and interest income from investees	40	9	13	37		—	99
	Interest income	3	1	1	1		—	6
	Segment EBIT	330	172	60	131	(3)	(9)	684

	Segment EBIT as a percentage of total sales	11.7%	13.4%	8.0%	10.1%			14.0%

	Three months ended June 29, 2014
	External sales	$2,178	$953	$475	$1,229		$—	$4,835
	Intersegment sales	566	327	268	9		(1,170)	—
	Total sales	2,744	1,280	743	1,238		(1,170)	4,835
	Depreciation and amortization(2)	52	26	13	20		—	111
	Research, development and engineering expenses	105	53	18	3		—	179
	Equity, royalty and interest income from investees	45	9	9	42		—	105
	Interest income	4	1	1	—		—	6
	Segment EBIT	311	185	61	126	(3)	(26)	657

	Segment EBIT as a percentage of total sales	11.3%	14.5%	8.2%	10.2%			13.6%

	Three months ended September 29, 2013
	External sales	$2,045	$784	$499	$938		$—	$4,266
	Intersegment sales	447	288	213	6		(954)	—
	Total sales	2,492	1,072	712	944		(954)	4,266
	Depreciation and amortization(2)	53	24	13	15		—	105
	Research, development and engineering expenses	103	51	18	1		—	173
	Equity, royalty and interest income from investees	31	5	13	42		—	91
	Interest income	4	1	1	—		—	6
	Segment EBIT	272	132	45	86		1	536

	Segment EBIT as a percentage of total sales	10.9%	12.3%	6.3%	9.1%			12.6%

(1)
Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended September 28, 2014, June 29, 2014 and September 29, 2013.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(3)
Distribution segment EBIT for the three months ended September 28, 2014 and June 29, 2014 included gains of $18 million and $14 million on the fair value adjustments resulting from the acquisitions of controlling interests in North American distributors in each period, respectively.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

In millions	Engine	Components	Power Generation	Distribution		Non-segment Items(1)	Total
Nine months ended September 28, 2014
External sales	$6,449	$2,821	$1,408	$3,453		$—	$14,131
Intersegment sales	1,674	976	728	27		(3,405)	—
Total sales	8,123	3,797	2,136	3,480		(3,405)	14,131
Depreciation and amortization(2)	153	79	38	58		—	328
Research, development and engineering expenses	335	170	55	7		—	567
Equity, royalty and interest income from investees	117	27	30	120		—	294
Interest income	9	3	3	2		—	17
Segment EBIT	910	524	146	333	(3)	(44)	1,869

Segment EBIT as a percentage of total sales	11.2%	13.8%	6.8%	9.6%			13.2%

Nine months ended September 29, 2013
External sales	$6,139	$2,292	$1,621	$2,661		$—	$12,713
Intersegment sales	1,312	915	651	15		(2,893)	—
Total sales	7,451	3,207	2,272	2,676		(2,893)	12,713
Depreciation and amortization(2)	156	71	37	40		—	304
Research, development and engineering expenses	310	165	53	4		—	532
Equity, royalty and interest income from investees	106	21	30	124		—	281
Interest income	13	2	5	1		—	21
Segment EBIT	806	387	172	281	(3)	(52)	1,594

Segment EBIT as a percentage of total sales	10.8%	12.1%	7.6%	10.5%			12.5%

(1) Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the nine months ended September 28, 2014 and September 29, 2013.
(2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs were $2 million and $8 million for the nine months ended September 28, 2014 and September 29, 2013, respectively.
(3) Distribution segment EBIT for the nine months ended September 28, 2014 and September 29, 2013 included gains of $38 million and $12 million on the fair value adjustments resulting from the acquisitions of controlling interests in North American distributors in each period, respectively.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Nine months ended
In millions	September 28, 2014	June 29, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Total EBIT	$684	$657	$536	$1,869	$1,594
Less: Interest expense	15	15	8	47	22
Income before income taxes	$669	$642	$528	$1,822	$1,572

CUMMINS INC. AND SUBSIDIARIES
SELECTED FOOTNOTE DATA
(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended			Nine months ended
In millions	September 28, 2014	June 29, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Distribution Entities
North American distributors	$27	$30	$34	$89	$98
Komatsu Cummins Chile, Ltda.	8	8	6	22	17
All other distributors	—	1	1	2	1
Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	15	22	13	51	45
Chongqing Cummins Engine Company, Ltd.	13	15	15	39	44
Beijing Foton Cummins Engine Co., Ltd. (Light-duty)	10	8	4	24	14
Shanghai Fleetguard Filter Co., Ltd.	3	3	4	9	11
Tata Cummins, Ltd.	2	2	1	6	4
Cummins Westport, Inc.	2	—	2	3	5
Beijing Foton Cummins Engine Co., Ltd. (Heavy-duty)	(5)	(7)	(4)	(18)	(14)
All other manufacturers	13	14	7	36	29
Cummins share of net income	88	96	83	263	254
Royalty and interest income	11	9	8	31	27
Equity, royalty and interest income from investees	$99	$105	$91	$294	$281

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 29.5 percent, excluding any one-time items that may arise. The expected tax rate does not include the benefits of the research tax credit which expired December 31, 2013 and has not yet been renewed by Congress. Our tax rate is generally less than the 35 percent U.S. statutory income tax rate primarily due to lower tax rates on foreign income.

The effective tax rates for the three and nine month periods ended September 28, 2014, were 34.4 percent and 30.4 percent, respectively. The tax rate for the three months ended September 28, 2014, included a $19 million discrete tax expense to reflect the reduction in value of state tax credits as a result of a favorable state tax rate change that will lower future taxes. Additionally, the tax rate for the nine month period included a second quarter $2 million discrete tax benefit for the release of reserves for uncertain tax positions related to multiple state audit settlements, a first quarter $12 million discrete tax expense attributable primarily to state deferred tax adjustments, as well as a first quarter $6 million discrete net tax benefit resulting from a $70 million dividend paid from China earnings generated prior to 2012.

Our effective tax rate for the three month period ended June 29, 2014, was 26.5 percent. The tax rate included a $2 million discrete tax benefit for the release of reserves for uncertain tax positions related to multiple state audit settlements.
Our effective tax rates for the three and nine month periods ended September 29, 2013, were 29.2 percent and 28.3 percent, respectively. These tax rates include a $7 million discrete net tax expense for the third quarter tax adjustments: $4 million expense attributable to prior year tax return true-up adjustments, $1 million benefit related to release of prior year tax reserves and a discrete tax charge for $4 million related to a third quarter enactment of U.K. tax law changes. In addition, the nine month tax rate includes a discrete tax benefit in the first quarter of 2013 of $28 million attributable to the reinstatement of the research credit back to 2012, as well as a discrete tax expense in the first quarter of 2013 of $17 million, which primarily relates to the write-off of a deferred tax asset deemed unrecoverable.
The increase in the three month effective tax rate from 2013 to 2014 is primarily due to unfavorable changes in the jurisdictional mix of pre-tax income and the 2014 unfavorable discrete tax items.

NOTE 3. ACQUISITION
Cummins Eastern Canada LP
On August 4, 2014, we acquired the remaining 50 percent interest in Cummins Eastern Canada LP (Eastern Canada) from the former distributor principal. The preliminary purchase consideration was $62 million, which included $22 million in cash and an additional $32 million to eliminate outstanding debt. The remaining $8 million will be paid in future periods. The intangible assets are primarily customer related, the majority of which will be amortized within one year subject to customary purchase price adjustments. The acquisition was accounted for as a business combination and the results of the acquired entity were included in the Distribution operating segment subsequent to the acquisition date. As a result of this transaction, third quarter 2014 Distribution segment results included an $18 million gain, as we were required to re-measure our pre-existing 50 percent ownership interest in Eastern Canada to fair value. The transaction generated $5 million of goodwill based on the preliminary purchase price allocation. Net sales for Eastern Canada were $228 million for the year ended December 31, 2013. This amount is not fully incremental to our consolidated sales as the amount would be reduced by the elimination of sales to the previously unconsolidated entity.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Nine months ended
In millions	September 28, 2014	June 29, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Earnings before interest expense and income taxes	$684	$657	$536	$1,869	$1,594

EBIT as a percentage of net sales	14.0%	13.6%	12.6%	13.2%	12.5%

Less
Interest expense	15	15	8	47	22
Income tax expense	230	170	154	553	445
Consolidated net income	439	472	374	1,269	1,127

Less
Net income attributable to noncontrolling interests	16	26	19	62	76
Net income attributable to Cummins Inc.	$423	$446	$355	$1,207	$1,051

Net income attributable to Cummins Inc. as a percentage of net sales	8.7%	9.2%	8.3%	8.5%	8.3%

CUMMINS INC. AND SUBSIDIARIES
SUPPLEMENTAL COST OF SALES AND SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(Unaudited)

Supplemental Information

This Current Report on Form 8-K includes supplemental unaudited historical "Cost of sales" and "Selling, general and administrative expenses" information. We revised the classification of certain amounts for "Cost of sales" and "Selling, general and administrative expenses" for 2014, 2013 and 2012. In connection with the integration of recently acquired North American distributors and anticipating the future acquisition and integration of the entire North American channel, our Distribution segment has developed a framework against which Distribution management intends to measure the performance of the distribution channel. The segment EBIT (defined as earnings before interest expense, taxes and noncontrolling interests) performance measure is unchanged, however, certain activities that were previously classified in "Selling, general and administrative expenses" will be classified as "Cost of sales" to align with the new framework and allow for consistent treatment across the channel. We revised the expense presentation of our Condensed Consolidated Statements of Income for the periods presented below to follow the new cost framework. The net impact of this revision for the six months ended June 29, 2014 and years ended December 31, 2013 and 2012 were $39 million, $103 million and $92 million, respectively. The revision had no impact on reported net income, cash flows or the balance sheet. We will begin to report comparative results under the new framework with the filing of our Quarterly Report for the quarter ending September 28, 2014.

2014 Revised	Three months ended		Six months ended
In millions	March 30, 2014	June 29, 2014	June 29, 2014
NET SALES	$4,406	$4,835	$9,241
Cost of sales	3,307	3,630	6,937
GROSS MARGIN	1,099	1,205	2,304
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	485	513	998
Research, development and engineering expenses	190	179	369
Equity, royalty and interest income from investees	90	105	195
Other operating income (expense), net	(1)	(6)	(7)
OPERATING INCOME	513	612	1,125
Interest income	5	6	11
Interest expense	17	15	32
Other income (expense), net	10	39	49
INCOME BEFORE INCOME TAXES	511	642	1,153
Income tax expense	153	170	323
CONSOLIDATED NET INCOME	358	472	830
Less: Net income attributable to noncontrolling interests	20	26	46
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$338	$446	$784

CUMMINS INC. AND SUBSIDIARIES
SUPPLEMENTAL COST OF SALES AND SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(Unaudited)

2013 and 2012 Revised	Three months ended				Years Ended
In millions	March 31, 2013	June 30, 2013	September 29, 2013	December 31, 2013	December 31, 2013	December 31, 2012
NET SALES	$3,922	$4,525	$4,266	$4,588	$17,301	$17,334
Cost of sales	2,988	3,397	3,185	3,451	13,021	12,918
GROSS MARGIN	934	1,128	1,081	1,137	4,280	4,416
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	421	459	464	473	1,817	1,808
Research, development and engineering expenses	182	177	173	181	713	728
Equity, royalty and interest income from investees	82	108	91	80	361	384
Other operating income (expense), net	1	10	(11)	(10)	(10)	(10)
OPERATING INCOME	414	610	524	553	2,101	2,254
Interest income	5	10	6	6	27	25
Interest expense	6	8	8	19	41	32
Other income (expense), net	18	1	6	7	32	24
INCOME BEFORE INCOME TAXES	431	613	528	547	2,119	2,271
Income tax expense	119	172	154	86	531	533
CONSOLIDATED NET INCOME	312	441	374	461	1,588	1,738
Less: Net income attributable to noncontrolling interests	30	27	19	29	105	93
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$282	$414	$355	$432	$1,483	$1,645

CUMMINS INC. AND SUBSIDIARIES
SUPPLEMENTAL COST OF SALES AND SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(Unaudited)

The following schedule reflects the change in cost of sales, gross margin, gross margin percentage trend, selling, general and administrative expenses and the impact of the change on the trend for selling, general and administrative expenses and research, development and engineering expenses (SARS).

In millions	2012	2013					2014
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q2 YTD
REPORTED
NET SALES	$17,334	$3,922	$4,525	$4,266	$4,588	$17,301	$4,406	$4,835	$9,241
Cost of sales	12,826	2,965	3,372	3,157	3,424	12,918	3,290	3,608	6,898
GROSS MARGIN	4,508	957	1,153	1,109	1,164	4,383	1,116	1,227	2,343
GROSS MARGIN %	26.0%	24.4%	25.5%	26.0%	25.4%	25.3%	25.3%	25.4%	25.4%

Selling, general and administrative expenses	1,900	444	484	492	500	1,920	502	535	1,037
Research, development and engineering expenses	728	182	177	173	181	713	190	179	369
Total SARS	2,628	626	661	665	681	2,633	692	714	1,406
SARS %	15.2%	16.0%	14.6%	15.6%	14.8%	15.2%	15.7%	14.8%	15.2%

REVISED
NET SALES	$17,334	$3,922	$4,525	$4,266	$4,588	$17,301	$4,406	$4,835	$9,241
Cost of sales	12,918	2,988	3,397	3,185	3,451	13,021	3,307	3,630	6,937
GROSS MARGIN	4,416	934	1,128	1,081	1,137	4,280	1,099	1,205	2,304
GROSS MARGIN %	25.5%	23.8%	24.9%	25.3%	24.8%	24.7%	24.9%	24.9%	24.9%

Selling, general and administrative expenses	1,808	421	459	464	473	1,817	485	513	998
Research, development and engineering expenses	728	182	177	173	181	713	190	179	369
Total SARS	2,536	603	636	637	654	2,530	675	692	1,367
SARS %	14.6%	15.4%	14.1%	14.9%	14.3%	14.6%	15.3%	14.3%	14.8%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine segment net sales by market:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$722	$796	$823	$—	$2,341
Medium-duty truck and bus	601	646	631	—	1,878
Light-duty automotive and RV	361	336	354	—	1,051
Industrial	700	757	788	—	2,245
Stationary power	179	209	220	—	608
Total sales	$2,563	$2,744	$2,816	$—	$8,123

2013
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$654	$723	$690	$638	$2,705
Medium-duty truck and bus	448	595	570	572	2,185
Light-duty automotive and RV	260	345	330	365	1,300
Industrial	714	762	709	811	2,996
Stationary power	227	231	193	176	827
Total sales	$2,303	$2,656	$2,492	$2,562	$10,013

Unit shipments by engine classification (including unit shipments to Power Generation):

2014
Units	Q1	Q2	Q3	Q4	YTD
Midrange	118,900	118,700	117,700	—	355,300
Heavy-duty	28,800	30,300	32,300	—	91,400
High-horsepower	3,400	3,900	3,900	—	11,200
Total units	151,100	152,900	153,900	—	457,900

2013
Units	Q1	Q2	Q3	Q4	YTD
Midrange	94,600	121,900	113,800	115,700	446,000
Heavy-duty	24,900	28,300	26,500	25,700	105,400
High-horsepower	4,200	3,600	3,500	3,500	14,800
Total units	123,700	153,800	143,800	144,900	566,200

Component segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$543	$582	$598	$—	$1,723
Turbo technologies	313	307	297	—	917
Filtration	265	275	268	—	808
Fuel systems	109	116	124	—	349
Total sales	$1,230	$1,280	$1,287	$—	$3,797

2013
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$400	$444	$458	$489	$1,791
Turbo technologies	266	294	263	292	1,115
Filtration	255	271	248	254	1,028
Fuel systems	97	108	103	100	408
Total sales	$1,018	$1,117	$1,072	$1,135	$4,342

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Generation segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$373	$445	$439	$—	$1,257
Power systems	137	141	159	—	437
Alternators	105	126	115	—	346
Power solutions	24	31	41	—	96
Total sales	$639	$743	$754	$—	$2,136

2013
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$409	$474	$421	$421	$1,725
Power systems	179	187	122	168	656
Alternators	126	125	126	119	496
Power solutions	32	28	43	51	154
Total sales	$746	$814	$712	$759	$3,031

Distribution segment sales by business:

2014
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$382	$461	$491	$—	$1,334
Power generation	193	278	279	—	750
Engines	174	249	270	—	693
Service	201	250	252	—	703
Total sales	$950	$1,238	$1,292	$—	$3,480

2013
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$322	$369	$377	$397	$1,465
Power generation	163	241	234	293	931
Engines	152	183	170	208	713
Service	141	161	163	175	640
Total sales	$778	$954	$944	$1,073	$3,749